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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 16, 2000



                           MGIC INVESTMENT CORPORATION

             (Exact name of registrant as specified in its charter)


           Wisconsin                      1-10816               39-1486475
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)


   250 East Kilbourn Avenue, Milwaukee, Wisconsin           53202
      (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code: 414-347-6480

                                 Not Applicable

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On November 16, 2000, MGIC Investment Corporation (the "Company") agreed to sell $100,000,000 aggregate principal amount of its 7 1/2% Senior Notes due 2005 (the "Senior Notes") in a public offering through Lehman Brothers Inc. and Banc of America Securities LLC. The closing for the sale of the Senior Notes is scheduled for November 21, 2000. The Senior Notes are registered on a Registration Statement on Form S-3 (Registration No. 333-39890) as filed with the Securities and Exchange Commission. Final versions of the Underwriting Agreement, among the Company and the underwriters named therein, and the Officer's Certificate creating the Senior Notes are filed herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MGIC INVESTMENT CORPORATION



Date:     November 20, 2000         By:    /s/  J. Michael Lauer
                                        ----------------------------------------
                                        J. Michael Lauer, Executive Vice
                                        President and Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION OF EXHIBIT
-------      ----------------------

1            Underwriting Agreement, dated as of November 16,
             2000, by and among MGIC Investment Corporation and Lehman Brothers Inc. and Banc of America Securities LLC.

4            Officer's Certificate, dated as of November 16,
             2000, executed and delivered in connection with the issuance and sale of MGIC Investment
             Corporation's 7 1/2% Senior Notes due 2005.




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